Exhibit 99.1

NEWS RELEASE

LivaNova to Explore Strategic Options for

Cardiac Rhythm Management Business Franchise

London, September 14, 2017 – LivaNova PLC (NASDAQ:LIVN) (“LivaNova” or the “Company”), a market-leading medical technology and innovation company, today announced it is exploring strategic options for its Cardiac Rhythm Management (“CRM”) Business Franchise.

“As part of our ongoing efforts to position LivaNova for long-term success, we are sharpening our focus on the Company’s areas of strength and market leadership. To that end, we are exploring options to realize the full value of the CRM Business Franchise,” said Damien McDonald, Chief Executive Officer. “The CRM Business Franchise is a global business and strong regional player with attractive assets, a robust pipeline and growth potential; however, it is no longer a strategic fit within LivaNova’s portfolio. The Board and executive leadership team are committed to driving value for shareholders and customers and will continue to take actions that strengthen LivaNova’s position as a leading, innovative medical device company dedicated to extending and improving the lives of patients around the world.”

CRM generated $249.1 million in net sales for the full-year 2016 and is focused on the development, manufacturing and marketing of products for the diagnosis, treatment and management of heart rhythm disorders and heart failure. CRM products include high-voltage defibrillators, cardiac resynchronization therapy devices and low-voltage pacemakers. Its innovative technologies have helped position the CRM Business Franchise as a market leader in Europe and Japan. These technologies include the KORA 250®, the world’s smallest full-body MRI conditional pacemaker, and PLATINIUM®, a range of implantable cardiac defibrillators and cardiac resynchronization therapy devices that offer unmatched battery longevity1.

The Company noted there can be no assurances that the process of exploring strategic options for the CRM Business Franchise to maximize shareholder value will result in a transaction or that any transaction will be consummated. The Company has not set a timeline for completion of the review process, and it does not intend to disclose further developments unless or until a definitive decision has been reached by the Company or the Company has otherwise determined that further disclosure is appropriate or required. For the time being, the Company expects to continue to operate the CRM Business Franchise in the normal course of business.

Barclays is serving as LivaNova’s financial advisor to assist in the evaluation process.

1.	Medtronic Evera™ XT VR DVBB2D4 Device manual M957115A001A 2014-01-03. Medtronic Evera™ XT DR DDBB2D4 Device manual M957111A001A 2014-01-03. Medtronic Viva™ QUAD XT CRT-D DTBA2QQ Device manual M956933A001A 2013-12-05. Biotronik IperiaTM 5/7 VR-T, VR-T DX, DR-T, HF-T, HF-T QP (ProMRI®) Technical Manual 403736 Revision: B (2014-11-19). St. Jude Medical - Bradycardia and Tachycardia Devices - Help Manual - June 2013 Art 60033180/A. Boston Scientific - Physician’s technical manual AutogenTM EL ICD, AutogenTM Mini ICD, DynagenTM EL ICD, DynagenTMMini ICD, InogenTM EL ICD, InogenTM Mini ICD, OrigenTM EL ICD, OrigenTM Mini ICD - Implantable Cardiovertor Defibrillator - 359060-001 EN Europe 2013-04. Boston Scientific - Physician’s technical manual AutogenTM CRT-D, AutogenTM X4 CRT-D, DynegenTM CRT-D, DynagenTM X4 CRT-D, InogenTM CRT-D, InogenTM X4 CRT-D, OrigenTM CRT-D, OrigenTM X4 CRT-D Cardiac resynchronization therapy Defibrillator 359059-019 EN Europe 2013-04.

About LivaNova

LivaNova PLC is a global medical technology company built on nearly five decades of experience and a relentless commitment to improve the lives of patients around the world. LivaNova’s advanced technologies and breakthrough treatments provide meaningful solutions for the benefit of patients, healthcare professionals and healthcare systems. Headquartered in London and with a presence in more than 100 countries worldwide, the company employs more than 4,500 employees. LivaNova operates as three business franchises: Cardiac Surgery, Neuromodulation and Cardiac Rhythm Management, with operating headquarters in Mirandola (Italy), Houston (U.S.A.) and Clamart (France), respectively.

For more information, please visit www.livanova.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company’s future plans, strategies and expectations. Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements contained in this press release are based on information presently available to LivaNova and assumptions that the Company believes to be reasonable, but are inherently uncertain. As a result, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance or actions that may be taken by the Company and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning the exploration of strategic opportunities for LivaNova’s CRM Business Franchise, the likelihood or the timing of any resulting transaction, or the ongoing operation of the CRM Business Franchise while such strategic opportunities are being explored. Important factors that may cause actual results to differ include, but are not limited to: (i) reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services from the CRM Business Franchise; (ii) the ability to hire and retain key personnel for the CRM Business Franchise; and (iii) the ability to attract new customers and retain existing customers of the CRM Business Franchise in the manner anticipated. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the “Risk Factors” section of LivaNova’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the United States Securities and Exchange Commission. LivaNova does not give any assurance (1) that LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All information in this press release is as of the date of its release. The Company does not undertake or assume any obligation to update publicly any of the forward-looking statements in this press release to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release.

LivaNova PLC Investor Relations and Media

Karen King, +1 (281) 228-7262

Vice President, Investor Relations & Corporate Communications

Deanna Wilke, +1 (281) 727-2764

Corporate External Communications Manager

corporate.communications@livanova.com

Media Contact (General)

Andy Brimmer / Sharon Stern / Ed Trissel / Matthew Gross / Jeffrey Kauth

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449

LIVN-jf@joelefrank.com

Media Contact (France)

Alexis Volanov

Volanov

+33 6 16 58 31 10

alexis.volanov@volanov.com

Media Contact (Italy)

Luigi Norsa

Luigi Norsa & Associati S.r.L.

+39 335 710 47 51

luigi@luiginorsa.com

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